Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Section 1350 Certification

In connection with the Annual Report on Form 10-K of Flagstone Reinsurance Holdings, S.A. (the “Company”) for the year ended December 31, 2011, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Patrick Boisvert, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted by § 906 of the Sarbanes-Oxley Act of 2002, that, based on my knowledge:

(1)  The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Date:  March 13, 2012

/s/ Patrick Boisvert
Patrick Boisvert Chief Financial Officer